RELIASTAR                                                  DEFERRED COMBINATION
LIFE INSURANCE COMPANY                                     VARIABLE AND FIXED
OF NEW YORK                                                ANNUITY CONTRACT

A stock company
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R (Q)
--------------------------------------------------------------------------------

This is a legal Contract between its Owner and us. Please read it carefully. In this Contract you or your refers to the Owner shown above. We, our or us refers to ReliaStar Life Insurance Company of New York. Our home office is at 1000 Woodbury Rd., Woodbury, NY 11797. You may allocate this Contract's Accumulation Value among the Separate Account Divisions and the Fixed Account as shown in the Schedule.

If this Contract is in force, we will make income payments to you starting on the Annuity Commencement Date. If the Owner dies prior to the Annuity Commencement Date, we will pay a death benefit to the Beneficiary. The amount of such benefits are subject to the terms of this Contract.

RIGHT TO EXAMINE THIS CONTRACT: You may return this Contract to us or the agent through whom you purchased it within 10 days after you receive it. Upon receipt we will promptly refund the greater of: 1) the premium paid, or 2) the Accumulation Value plus any charges we have deducted as of the effective date of cancellation.

ALL PAYMENTS AND VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT DIVISION, MAY INCREASE OR DECREASE, DEPENDING ON THE CONTRACT'S INVESTMENT RESULTS. ALL PAYMENTS AND VALUES BASED ON THE FIXED ACCOUNT MAY BE SUBJECT TO A MARKET VALUE ADJUSTMENT, THE OPERATION OF WHICH MAY CAUSE SUCH PAYMENTS AND VALUES TO INCREASE OR DECREASE.

Signed for ReliaStar Life Insurance Company of New York on the Contract Issue Date.

                                         Secretary  /S/ Paula Cludray-Engelke

                                         President  /S/ Chris Schreier

Variable Products Customer Service Center
1475 Dunwoody Drive
West Chester, PA 19380


--------------------------------------------------------------------------------
DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACT - NO DIVIDENDS

Variable Cash Surrender Values while the Owner is living and prior to the Annuity Commencement Date. Death benefit subject to guaranteed minimum. Additional Premium Payment Option. Partial Withdrawal Option. Non-participating. Investment results reflected in values.

FG-IA-1000-12/95

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE SCHEDULE....................................   3      YOUR CONTRACT BENEFITS..................   12

     Premium Payment and Investment Information                Cash Value Benefit
     The Variable Separate Accounts                            Partial Withdrawal Option
     Contract Facts                                            Proceeds Payable to the Beneficiary
     Charges
     Income Plan Factors                                  DEATH BENEFIT PROCEEDS..................   13

INTRODUCTION TO THIS CONTRACT...................   4           Proceeds Payable to the Beneficiary

     The Contract                                         CHOOSING AN INCOME PLAN.................   14
     The Owner
     The Annuitant                                             Annuity Benefits
     The Beneficiary                                           Annuity Commencement Date Selection
     Change of Owner or Beneficiary                            Frequency Selection
                                                               The Income Plan
PREMIUM PAYMENTS AND ALLOCATION CHANGES.........   6           Payments When Named Person Dies
                                                               The Annuity Options
     Initial Premium Payment                               OTHER IMPORTANT INFORMATION............   16
     Additional Premium Payment Option
     Your Right to Change Allocation of                        Sending Notice to Us
        Accumulation Value                                     Reports to Owner
     What Happens if a Division is Not Available               Assignment - Using this Contract as
                                                                  Collateral Security
HOW WE MEASURE THE CONTRACT'S                                  Changing this Contract
     ACCUMULATION VALUE.........................   7           Contract Changes - Applicable Tax Law
                                                               Misstatement of Age or Sex
     The Variable Separate Accounts                            Non-Participating
     Valuation Period                                          Payments We may Defer
     Accumulation Value                                        Authority to Make Agreements
     Accumulation Value in each Division and Fixed             Required Note on Our Computations
        Allocation
     Fixed Account
     Measurement of Investment Experience
     Charges Deducted from Accumulation Value on
        each Contract Processing Date

              Copies of any Riders and Endorsements are at the back of this Contract.

           THE SCHEDULE

              The Schedule gives specific facts about this Contract and its coverage. Please refer to them while reading this Contract.

FG-IA-1000-12/95                       2

                                  THE SCHEDULE
                       PAYMENT AND INVESTMENT INFORMATION

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Annuitant's Issue Age    Annuitant's Sex             Owner's Issue Age
  61                       MALE                        61
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Contract Date            Issue Date                  Residence State
  DECEMBER 18, 2000        AUGUST 15, 2001             NEW YORK
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R (Q)
--------------------------------------------------------------------------------

INITIAL INVESTMENT

Initial Premium Payment received:                    $10,000.00

Your initial Accumulation Value has been invested as follows:

                                                       Percentage of
                   Divisions                        Accumulation Value
                   ---------                        ------------------
               Cap. Appreciation                           5.00
            Fixed Allocation 1 Year                        70.00
                     Growth                                5.00
              Managed Global Ser.                          5.00
                 Mid-Cap Growth                            5.00
                   Small Cap                               5.00
                Strategic Equity                           5.00
         -----------------------------        ------------------------------
                     Total                                 100%
                     =====                                 ====



FG-IA-1000-12/95 Q DB3                 3A1

                                  THE SCHEDULE
                       PAYMENT AND INVESTMENT INFORMATION

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Annuitant's Issue Age    Annuitant's Sex             Owner's Issue Age
  61                       MALE                        61
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Contract Date            Issue Date                  Residence State
  DECEMBER 18, 2000        AUGUST 15, 2001             NEW YORK
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R (Q)
--------------------------------------------------------------------------------

Additional Premium Payment Information

In no event may you contribute to your IRA for the taxable year in which you attain age 70 1/2 and thereafter (except for rollover contributions). The minimum additional payment which may be made is $250.00.

Accumulation Value Allocation Rules

The maximum number of Divisions in which you may be invested at any one time is sixteen. You are currently allowed unlimited allocation changes per Contract Year without charge. We reserve the right to impose a charge as shown in the Charges section of the Schedule for any allocation change in excess of twelve per Contract Year. We also reserve the right to limit, upon notice, the maximum number of allocation changes you may make within a Contract Year.

FG-IA-1000-12/95 Q DB3                 3A1 (CONT'D)

                                  THE SCHEDULE
                              THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R (Q)
--------------------------------------------------------------------------------

DIVISIONS INVESTING IN SHARES OF A MUTUAL FUND

Separate Account B (the "Account") is a unit investment trust Separate Account, organized in and governed by the laws of the State of New York, our state of domicile. The Account is divided into Divisions. Each Division listed below invests in shares of the mutual fund portfolio (the "Series") designated. Each portfolio is a part of The GCG Trust (the "Trust") managed by Directed Services, Inc.

SERIES                      SERIES                 SERIES                    SERIES
------                      ------                 ------                    ------
All Cap                     Small Cap              Hard Assets               Liquid Asset
Investors                   Mid-Cap Growth         Limited Maturity Bond     Strategic Equity
Equity Income               Capital Growth         Capital Appreciation      Managed Global
Fully Managed               Large Cap Value        Rising Dividends          Research
Value Equity                Real Estate            Total Return              Growth
Asset Allocation Growth     Special Situations     Core Bond                 Developing World
Diversified Mid-Cap         Internet Tollkeeper                              Growth and Income

    The Division listed below invests in shares of the mutual fund portfolio (the Portfolio) designated. The portfolio is a part of Pilgrim Variable Insurance Trust managed by ING Pilgrim Investments LLC.

                         PORTFOLIO
                         ---------
                         Pilgrim Worldwide Growth

    The Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. The portfolios are a part of the Prudential Series Fund, Inc. managed by Jennison Associates LLC.

                         PORTFOLIO
                         ---------
                         Prudential Jennison
                         SP Jennison International Growth

    The Division listed below invests in shares of the mutual fund portfolios (the "Portfolios") designated. The portfolios are a part of the PIMCO Trust managed by Pacific Investment Management Company.

                         PORTFOLIO
                         ---------
                         PIMCO High Yield Bond
                         PIMCO StocksPLUS Growth & Income

NOTE: PLEASE REFER TO THE PROSPECTUS FOR THE CONTRACT AND THE TRUSTS FOR MORE
      DETAILS


FG-IA-1000-12/95                       3B

                       THIS PAGE INTENTIONALLY LEFT BLANK
                       ----------------------------------


FG-IA-1000-12/95

                                  THE SCHEDULE
                   THE VARIABLE SEPARATE ACCOUNTS (CONTINUED)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R (Q)
--------------------------------------------------------------------------------

DIVISIONS INVESTING IN SHARES OF A MUTUAL FUND (CONTINUED)
    The division listed below invests in shares of the mutual fund portfolios (the "Portfolios") designated. The portfolios are a part of the Pilgrim Variable Products Trust managed by ING Pilgrim Investments LLC.

                         PORTFOLIO
                         ---------
                         Pilgrim VP Growth Opportunities
                         Pilgrim VP MagnaCap
                         Pilgrim VP Small Cap Opportunities

    The Division listed below invests in shares of the mutual fund portfolios (the "Portfolios") designated. The portfolios are a part of the ProFunds managed by ProFund Advisors LLC.

                         PORTFOLIO
                         ---------
                         ProFund VP Bull
                         ProFund VP Europe 30
                         ProFund VP Small-Cap

NOTE: PLEASE REFER TO THE PROSPECTUS FOR THE CONTRACT AND THE TRUSTS FOR MORE
      DETAILS



FG-IA-1000-12/95                       3B (CONT'D)

                                  THE SCHEDULE
                                CERTIFICATE FACTS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R (Q)
--------------------------------------------------------------------------------

CONTRACT FACTS

Contract Processing Date

The Contract Processing Date for your Contract is December 18 of each year.

Specially Designated Division

When a distribution is made from an investment portfolio underlying a Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the Money Market Portfolio unless you specify otherwise.

PARTIAL WITHDRAWALS

The maximum amount that can be withdrawn in a Contract Year without being considered an Excess Partial Withdrawal is 15% of the Accumulation Value as of the date of the withdrawal. We will collect a Surrender Charge for Excess Partial Withdrawals and a charge for any unrecovered premium taxes. In no event may a Partial Withdrawal be greater than 90% of the Cash Surrender Value.

Conventional Partial Withdrawals

         Minimum Withdrawal Amount:                  $1,000

Any Conventional Partial Withdrawal from a Fixed Allocation is subject to a Market Value Adjustment unless taken from a Fixed Allocation within thirty days prior to the Maturity Date of such Fixed Allocation.

Systematic Partial Withdrawals

Systematic Partial Withdrawals may be elected to commence after 28 days from the Contract Issue Date and may be taken on a monthly or quarterly basis. You select the day withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Contract Date will be used.

   Minimum Withdrawal Amount:          $100.00

   Maximum Withdrawal Amount:

       Separate Account Divisions:     1.25% monthly or 3.75% quarterly of
                                       Accumulation Value.

       Fixed Allocations:              Interest earned on a Fixed Allocation in
                                          prior month (for monthly withdrawals)
                                          or prior quarter (for quarterly
                                          withdrawals).

A Systematic Partial Withdrawal from a Fixed Allocation is not subject to Market Value Adjustments

FG-IA-1000-12/95 Q DB3                 3C1

                                  THE SCHEDULE
                          CERTIFICATE FACTS (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R (Q)
--------------------------------------------------------------------------------

Death Benefit

The Death Benefit is the greater of (i) the Cash Surrender Value, (ii) the Accumulation Value, and (iii) the sum of premiums paid, less any Partial Withdrawals.

Guaranteed Death Benefit

On the Contract Date, the Guaranteed Death Benefit is the Initial Premium. On subsequent Valuation Dates, the Guaranteed Death Benefit is calculated as follows:

Standard:
---------

     (1)  Start with the Guaranteed Death Benefit from the prior Valuation Date;

     (2) Add any additional premiums paid during the current Valuation Period to (1);

     (3) Subtract any Partial Withdrawal made during the current Valuation Period from (2).

Change of Owner

When the ownership changes, the new Owner's age at the time of the change will be used as the basis for the death benefit. The new Owner's death will determine when a death benefit is payable.

The Guaranteed Death Benefit Option after the change of Contractowner will remain the same as before the change.

FG-IA-1000-12/95 Q DB3                 3C2

                                  THE SCHEDULE
                          CERTIFICATE FACTS (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R (Q)
--------------------------------------------------------------------------------

CHOOSING AN INCOME PLAN

Required Date of Annuity Commencement

Distributions from a Contract funding a qualified plan must commence no later than April 1st of the calendar year following the calendar year in which the Owner attains age 70 1/2.

The Annuity Commencement Date is required to be the same date as the Contract Processing Date in the month following the Annuitant's 90th birthday. If, on the Annuity Commencement Date, a Surrender Charge remains, your elected Annuity Option must include a period certain of at least five years duration. In applying the Accumulation Value, we may first collect any Premium Taxes due us.

Minimum Annuity Income Payment

The minimum monthly annuity income payment that we will make is $20.

FIXED ACCOUNT

Minimum Fixed Allocation

The minimum allocation to the Fixed Account in any one Fixed Allocation is $250.00.

Guaranteed Minimum Interest Rate - 3%.

Guarantee Periods

We currently offer Guarantee Periods of 1, 3, 5, 7 and 10 years.

We reserve the right to offer Guarantee Periods of durations other than those available on the Contract Date.

We also reserve the right to cease offering a particular Guarantee Periods.

Index Rate

The Index Rate is the average of the Ask Yields for the U.S. Treasury Strips as reported by a national quoting service for the applicable maturity. The average is based on the period from the 22nd day of the calendar month two months prior to the calendar month of Index Rate determination to the 21st day of the calendar month immediately prior to the month of determination. The applicable maturity date for these U.S. Treasury Strips is on or next following the last day of the Guarantee Period. If these Ask Yields are no longer available, the Index Rate will be determined using a suitable replacement method. Such substitute Index Rate will have the prior approval of the New York Insurance Department Superintendent.

We currently set the Index Rate once each calendar month. However, we reserve the right to set the Index Rate more frequently than monthly, but in no event will such Index Rate be based on a period of less than 28 days

FG-IA-1000-12/95 Q DB3                 3C3

                                  THE SCHEDULE
                                CHARGES AND FEES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R (Q)
--------------------------------------------------------------------------------

Charge Deduction Division

All charges against the Accumulation Value in this Contract will be deducted from the Liquid Asset Division.

Deductions from Premiums - None

Deductions from Accumulation Value

Administrative Charge - We charge $30 to cover a portion of our ongoing
---------------------
administrative expenses for each Contract Processing Period. The charge is incurred at the beginning of the Contract Processing Period and deducted on the Contract Processing Date at the end of the period. At the time of deduction, this charge will be waived if: (1) The Accumulation Value is at least $100,000; or (2) The sum of premiums paid to date is at least $100,000.

Excess Allocation Charge - Currently none, however, we reserve the right to
------------------------
charge $25 for each allocation in excess of twelve per Contract Year. Any charge will be deducted from the Divisions and Fixed Allocations from which each such allocation is made in proportion to the amount being transferred from each such Division and Fixed Allocation.

Surrender Charge - A Surrender Charge is imposed as a percentage of premium if
----------------
the Contract is surrendered or an Excess Partial Withdrawal is taken. The percentage imposed at time of surrender or Excess Partial Withdrawal depends on the number of complete years that have elapsed since a premium payment was made. The Surrender Charge expressed as a percentage of each premium payment is as follows:

          Complete Years Elapsed                     Surrender
          Since Premium Payment                       Charges
          ----------------------                      -------
                     0                                  7%
                     1                                  6%
                     2                                  5%
                     3                                  4%
                     4                                  3%
                     5                                  2%
                     6                                  1%
                    7+                                  0%


For the purpose of calculating the Surrender Charge for an Excess Partial Withdrawal; a) we treat premiums as being withdrawn on a first-in, first-out basis; and b) amounts withdrawn which are not considered an Excess Partial Withdrawal are not considered a withdrawal of any premium payments.

FG-IA-1000-12/95 Q DB3                 3D1

                                  THE SCHEDULE
                                CHARGES AND FEES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R (Q)
--------------------------------------------------------------------------------

Premium Taxes - We deduct from the Accumulation Value the amount of any premium
-------------
or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

We reserve the right to defer collection of Premium Taxes until surrender or until application of Accumulation Value to an Annuity Option. An Excess Partial Withdrawal will result in the deduction of any Premium Tax then due us on such amount. We reserve the right to change the amount we charge for Premium Tax charges on future premium payments to conform with changes in the law or if the Owner changes state of residence.

Deductions from the Divisions

Mortality and Expense Risk Charge - We deduct 0.003030% of the assets in the
---------------------------------
Separate Account Division on a daily basis (equivalent to an annual rate of 1.10) for mortality and expense risks. This charge is not deducted from the Fixed Account values.

Asset-Based Administrative Charge - We deduct 0.000411% of the assets in each
---------------------------------
Separate Account Division on a daily basis (equivalent to an annual rate of 0.15%) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the Fixed Account.

FG-IA-1000-12/95 Q DB3                 3D2

                                  THE SCHEDULE
                               INCOME PLAN FACTORS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R (Q)
--------------------------------------------------------------------------------

Values for other payment periods, ages, or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.

                       TABLE FOR INCOME FOR A FIXED PERIOD

   Fixed Period     Monthly   Fixed Period   Monthly    Fixed Period    Monthly
     of Years        Income     of Years      Income      of Years       Income
   -------------    -------   -----------    -------    ------------    -------
                                   11         $8.88          21          $5.33
         2          $42.96         12          8.26          22           5.16
         3           29.06         13          7.73          23           5.00
         4           22.12         14          7.28          24           4.85
         5           17.95         15          6.89          25           4.72
         6           15.18         16          6.54          26           4.60
         7           13.20         17          6.24          27           4.49
         8           11.71         18          5.98          28           4.38
         9           10.56         19          5.74          29           4.28
        10            9.64         20          5.53          30           4.19


                            TABLE FOR INCOME FOR LIFE

                  Male/Female        Male/Female          Male/Female
   Age         10 Years Certain    20 Years Certain     Refund Certain
---------      ----------------    ----------------     --------------
 50               $4.53/4.19          $4.38/4.13           $4.40/4.12
 55                4.93/4.52           4.68/4.40            4.74/4.42
 60                5.45/4.96           4.99/4.72            5.16/4.79
 65                6.11/5.52           5.30/5.07            5.75/5.29
 70                6.91/6.26           5.54/5.40            6.52/5.97
 75                7.79/7.18           5.68/5.62            7.33/6.74
 80                8.61/8.18           5.75/5.73            8.61/7.90
 85 & Over         9.24/9.01           5.77/5.76           10.43/9.50



FG-IA-1000-12/95 Q DB3                 3E

                          INTRODUCTION TO THIS CONTRACT
--------------------------------------------------------------------------------

THE CONTRACT

    This is a legal Contract between you and us. We provide benefits as stated in this Contract. In return, you supply us with the Initial Premium Payment required to put this Contract in effect.

    This Contract, and the application, together with any Riders or Endorsements, constitutes the entire Contract. Riders and Endorsements add provisions or change the terms of the basic Contract.

THE OWNER

    You are the Owner of this Contract. You are also the Annuitant unless another Annuitant has been named in the application and is shown in the Schedule. You have the rights and options described in this Contract, including but not limited to the right to receive the Annuity Benefits on the Annuity Commencement Date.

    One or more people may own this Contract. If there are multiple Owners named, the age of the oldest Owner shall be used to determine the applicable death benefit. In the case of a sole Owner who dies prior to the Annuity Commencement Date, we will pay the Beneficiary the death benefit then due. If the sole Owner is not an individual, we will treat the Annuitant as Owner for the purpose of determining when the Owner dies under the death benefit provision (if there is no Contingent Annuitant), and the Annuitant's age will determine the applicable death benefit payable to the Beneficiary. The sole Owner's estate will be the Beneficiary if no Beneficiary designation is in effect, or if the designated Beneficiary has predeceased the Owner. In the case of a joint Owner of the Contract dying prior to the Annuity Commencement Date, the surviving Owner(s) shall be deemed as the Beneficiary(ies).

THE ANNUITANT

    The Annuitant is the measuring life of the Annuity Benefits provided under this Contract. You may name a Contingent Annuitant. The Annuitant may not be changed during the Annuitant's lifetime.

    If the Annuitant dies before the Annuity Commencement Date, the Contingent Annuitant becomes the Annuitant. You will be the Contingent Annuitant unless you name someone else. The Annuitant must be a natural person. If the Annuitant dies and no Contingent Annuitant has been named, we will allow you sixty days to designate someone other than yourself as Annuitant. If all Owners are not individuals and, through the operation of this provision, an Owner becomes Annuitant, we will pay the death proceeds to the Beneficiary. If there are joint Owners, we will treat the youngest of the Owners as the Contingent Annuitant designated, unless you elect otherwise.

THE BENEFICIARY

    The Beneficiary is the person to whom we pay death proceeds if any Owner dies prior to the Annuity Commencement Date. See Proceeds Payable to Beneficiary for more information. We pay death proceeds to the primary Beneficiary (unless there are joint Owners in which case death benefit proceeds are payable to the surviving Owner). If the primary Beneficiary dies before the Owner, the death proceeds are paid to the contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the death proceeds to the Owner's estate.

    One or more persons may be named as primary Beneficiary or contingent Beneficiary. In the case of more than one Beneficiary, we will assume any death proceeds are to be paid in equal shares to the surviving Beneficiaries. You can specify other than equal shares.

    You have the right to change Beneficiaries, unless you designate the primary Beneficiary irrevocable. When an irrevocable Beneficiary has been designated, you may need the consent of the irrevocable Beneficiary to exercise the rights and options under this Contract.

FG-IA-1000-12/95                       4

--------------------------------------------------------------------------------

CHANGE OF OWNER OR BENEFICIARY

    During your lifetime and while this Contract is in effect you can transfer ownership of this Contract or change the Beneficiary. To make any of these changes, you must send us written notice of the change in a form satisfactory to us. The change will take effect as of the day the notice is signed. The change will not affect any payment made or action taken by us before recording the change at our Variable Products Customer Service Center. A Change of Owner may affect the amount of death benefit payable under this Contract. See Proceeds Payable to Beneficiary.

FG-IA-1000-12/95                       5

                     PREMIUM PAYMENTS AND ALLOCATION CHARGES
--------------------------------------------------------------------------------

INITIAL PREMIUM PAYMENT

    The Initial Premium Payment is required to put this Contract in effect. The amount and allocation of the Initial Premium Payment is shown in the Schedule.

ADDITIONAL PREMIUM PAYMENT OPTION

    You may make additional premium payments at any time before the Annuity Commencement Date. Satisfactory notice to us must be given for additional premium payments. Restrictions on additional premium payments, such as the Attained Age of the Annuitant or Owner and the timing and amount of each payment, are shown in the Schedule. We reserve the right to defer acceptance of or to return any additional premium payments.

    As of the date we receive and accept your additional premium payment:

                    (1) The Accumulation Value will increase by the amount of the premium payment less any premium deductions as shown in the Schedule.

                    (2) The increase in the Accumulation Value will be allocated among the Divisions and the Fixed Allocations in accordance with your instructions. If you do not provide such instructions, allocation will be among the Divisions in proportion to the amount of Accumulation Value in each Division as of the date we receive and accept your additional premium payment. Allocations to the Fixed Account will be made only upon specific written request.

    Where to Make Payments

    Remit the premium payments to our Variable Products Customer Service Center. On request we will give you a receipt signed by one of our officers.

YOUR RIGHT TO CHANGE ALLOCATION OF ACCUMULATION VALUE

    The Accumulation Value may be reallocated among the Divisions and the Fixed Allocations prior to the Annuity Commencement Date. The number of free allocation changes each Contract Year that we will allow is shown in the Schedule. To make an allocation change, you must provide us with satisfactory notice at our Variable Products Customer Service Center. The change will take effect when we receive the notice. Restrictions for reallocation into and out of the Divisions are shown in the Schedule. An allocation from the Fixed Allocation may be subject to a Market Value Adjustment. See Market Value Adjustment.

WHAT HAPPENS IF A DIVISION IS NOT AVAILABLE

    When a distribution is made from an investment portfolio supporting a unit investment trust Division in which reinvestment is not available, we will allocate the distribution to the Specially Designated Division shown in the Schedule unless you specify otherwise.

    Such a distribution may occur when an investment portfolio or Division matures, when distribution from a portfolio or Division cannot be reinvested in the portfolio or Division due to the unavailability of securities, or for other reasons. When this occurs because of maturity, we will send written notice to you thirty days in advance of such date. To elect an allocation to other than the Specially Designated Division shown in the Schedule, you must provide satisfactory notice to us at least seven days prior to the date the investment matures. Such allocations will not be counted as an allocation change of the Accumulation Value for purposes of the number of free allocations changes permitted.

FG-IA-1000-12/95                       6

                HOW WE MEASURE THE CONTRACT'S ACCUMULATION VALUE
--------------------------------------------------------------------------------

    The variable Annuity Benefits under this Contract are provided through investments which may be made in our Separate Account.

THE VARIABLE SEPARATE ACCOUNTS

    These accounts, which are designated in the Schedule, are kept separate from our General Account and any other Separate Accounts we may have. They are used to support Variable Annuity Contracts and may be used for other purposes permitted by applicable laws and regulations. We own the assets in the Variable Separate Accounts. Assets equal to the reserves and other liabilities of the accounts will not be charged with liabilities that arise from any other business we conduct. Income and realized and unrealized gains or losses from assets in these Separate Accounts are credited to or charged against the account without regard to other income, gains or losses in our other investment accounts.

    One type of Variable Separate Account will invest in mutual funds, unit investment trusts and other investment portfolios which we determine to be suitable for the group contract's purposes. This Separate Account is treated as a unit investment trust under Federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. This Separate Account is also governed by state laws as designated in the Schedule.

    We may offer certain non-registered Series or Variable Separate Accounts. Any such Series or Variable Separate Account is shown in the Schedule.

    Divisions of the Variable Separate Account

    A Unit Investment Trust Variable Separate Account includes Divisions, each investing in a designated investment portfolio. The Divisions and the investment portfolios in which they invest, if applicable, are specified in the Schedule. Some of the portfolios designated may be managed by a separate investment adviser. Such adviser may be registered under the Investment Advisers Act of 1940.

    Changes Within the Separate Accounts

    We may, from time to time, make additional Separate Account Divisions available to you. These Divisions will invest in investment portfolios we find suitable for this Contract. We also have the right to eliminate Divisions from a Separate Account, to combine two or more Divisions or to substitute a new portfolio for the portfolio in which a Division invests. A substitution may become necessary if, in our judgement, a portfolio or Division no longer suits the purposes of this Contract. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio or Division is no longer available for investment, or for some other reason. We will get prior approval from the insurance department of our state of domicile before making such a substitution. This approval process is on file with the insurance department of the jurisdiction in which this Contract is delivered. We will also get any required approval from the SEC and any other required approvals before making such a substitution.

    Subject to any required regulatory approvals, we reserve the right to transfer assets of the Divisions of the Variable Separate Account, which we determine to be associated with the class of Contracts to which this Contract belongs, to another Variable Separate Account or Division.

    When permitted by law, we reserve the right to:

     (1)  Deregister a Separate Account under the Investment Company Act of
          1940;

     (2) Operate a Separate Account as a management company under the Investment Company Act of 1940, if it is operating as a unit investment trust;

     (3) Restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to a Separate Account; and,

     (4)  Combine a Separate Account with other Separate Accounts.

FG-IA-1000-12/95                       7

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          HOW WE MEASURE THE CONTRACT'S ACCUMULATION VALUE (continued)
--------------------------------------------------------------------------------

VALUATION PERIOD

Each Division will be valued at the end of each Valuation Period. A Valuation Period is each Business Day together with any non-Business Days before it. A Business Day is any day the New York Stock Exchange (NYSE) is open for trading, and the SEC requires mutual funds, unit investment trusts, or other investment portfolios to value their securities.

ACCUMULATION VALUE

The Accumulation Value of this Contract is equal to the sum of the amounts that you have in each Division and the Fixed Allocations. You select how your Accumulation Value is allocated. The maximum number of Divisions and Fixed Allocations to which you may allocate Accumulation Value at any one time is shown in the Schedule.

ACCUMULATION VALUE IN EACH DIVISION AND FIXED ALLOCATION

On the Contract Date

On the Contract Date, the Accumulation Value is allocated to each Division and the Fixed Allocations as shown in the Schedule.

On each Valuation Date

At the end of each subsequent Valuation Period, the amount of Accumulation Value in each Division and Fixed Allocation will be calculated as follows:

     (1) We take the Accumulation Value in the Division or Fixed Allocation at the end of the preceding Valuation Period.

     (2) We multiply (1) by the Division's Net Rate of Return for the current Valuation Period, or we calculate the interest to be credited to a Fixed Allocation for the current Valuation Period.

     (3)  We add (1) and (2).

     (4) We add to (3) any additional premium payments (less any premium deductions as shown in the Schedule) allocated to the Division or Fixed Allocation during the current Valuation Period.

     (5) We add or subtract allocations to or from that Division or Fixed Allocation during the current Valuation Period.

     (6) We subtract from (5) any Partial Withdrawals which are allocated to the Division or Fixed Allocation during the current Valuation Period.

     (7) We subtract from (6) the amounts allocated to that Division or Fixed Allocation for: (a) any charges due for Optional Benefit Riders as shown in the Schedule; and (b) any Contract charges as shown in the Schedule;

All amounts in (7) are allocated to each Division or Fixed Allocation as explained in Charges Deducted from Accumulation Value.

FIXED ACCOUNT

The Fixed Account is a Separate Account under state insurance law and is not required to be registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Fixed Account includes various Fixed Allocations which we credit with fixed rates of interest for the Guarantee Period or Periods you select. We reset the interest rates for new Fixed Allocations periodically based on our sole discretion.

Guarantee Periods

Each Fixed Allocation is guaranteed an interest rate for a period, a Guarantee Period. The Guaranteed Interest Rate for a Fixed Allocation is effective for the entire period. The Maturity Date of a Guarantee Period will be on the last day of the calendar month in which the Guarantee Period ends. Withdrawals and transfers made during a Guarantee Period may be subject to a Market Value Adjustment unless made within thirty days of the Maturity Date.

FG-IA-1000-12/95                       8

--------------------------------------------------------------------------------

Upon the expiry of a Guarantee Period, we will transfer the Accumulation Value of the expiring Fixed Allocation to a Fixed Allocation with a Guarantee Period equal in length to the expiring Guarantee Period, unless you select another period prior to a Maturity Date. We will notify you at least thirty days prior to a Maturity Date of your options for renewal. If the period remaining from the expiry of the previous Guarantee Period to the Annuity Commencement Date is less than the period you have elected or the period expiring, the next shortest period then available that will not extend beyond the Annuity Commencement Date will be offered to you. If a period is not available, the Accumulation Value will be transferred to the Specifically Designated Division.

We will declare Guaranteed Interest Rates for the then available Fixed Allocation Guarantee Periods. These interest rates are based solely on our expectation as to our future earnings. Declared Guaranteed Interest Rates are subject to change at any time prior to application to specific Fixed Allocations, although in no event will the rates be less than the Minimum Guaranteed Interest Rate shown in the Schedule.

Market Value Adjustments

A Market Value Adjustment will be applied to a Fixed Allocation upon withdrawal, transfer or application to an Income Plan if made more than thirty days prior to such Fixed Allocation's Maturity Date, except on Systematic Partial Withdrawals and IRA Partial Withdrawals. The Market Value Adjustment is applied to each Fixed Allocation separately.

The Market Value Adjustment is determined by multiplying the amount of the Accumulation Value withdrawn, transferred or applied to an Income Plan by the following factor:

                    (     1  +  I       ) N/365
                    ( ----------------- )           -1
                    ( 1  +  J  +  .0025 )


Where I is the Index Rate for a Fixed Allocation on the first day of the applicable Guarantee Period: J is the Index Rate for new Fixed Allocations with Guarantee Periods equal to the number of years (fractional years rounded up to the next full year) remaining in the Guarantee Period at the time of calculation; and N is the remaining number of days in the Guarantee Period at the time of calculation. (The Index Rate is described in the Schedule.)

Market Value Adjustments will be applied as follows:

     (1) The Market Value Adjustment will be applied to the amount withdrawn before deduction of any applicable Surrender Charge.

     (2) For a partial withdrawal, partial transfer or in the case where a portion of a Fixed Allocation is applied to an Income Plan, the Market Value Adjustment will be calculated on the total amount that must be withdrawn, transferred or applied to an Income Plan in order to provide that amount requested.

     (3) If the Market Value Adjustment is negative, it will be assessed first against any remaining Accumulation Value in the particular Fixed Allocation. Any remaining Market Value Adjustment will be applied against the amount withdrawn, transferred or applied to an Income Plan.

     (4) If the Market Value Adjustment is positive, it will be credited to any remaining Accumulation Value in the particular Fixed Allocation. If a cash surrender, full transfer or full application to an Income Plan has been requested, the Market Value Adjustment is added to the amount withdrawn, transferred or applied to an Income Plan.

FG-IA-1000-12/95                       9

--------------------------------------------------------------------------------

MEASUREMENT OF INVESTMENT EXPERIENCE

Index of Investment Experience

The Investment Experience of a Division is determined on each Valuation Date. We use an Index to measure changes in each Division's experience during a Valuation Period. We set the Index at $10 when the first investments in a Division are made. The Index for a current Valuation Period equals the Index for the preceding Valuation Period multiplied by the Experience Factor for the current Valuation Period.

How We Determine the Experience Factor

For Divisions of a Unit Investment Trust Separate Account, the Experience Factor reflects the Investment Experience of the portfolio in which the Division invests as well as the charges assessed against the Division for a Valuation Period. The factor is calculated as follows:

     (1) We take the net asset value of the portfolio in which the Division invests at the end of the current Valuation Period.

     (2) We add to (1) the amount of any dividend or capital gains distribution declared for the investment portfolio and reinvested in such portfolio during the current Valuation Period. We subtract from that amount a charge for our taxes, if any.

     (3) We divide (2) by the net asset value of the portfolio at the end of the preceding Valuation Period.

     (4) We subtract the daily Mortality and Expense Risk Charge for each Division shown in the Schedule for each day in the Valuation Period.

     (5) We subtract the daily Asset-Based Administrative Charge shown in the Schedule for each day in the Valuation Period.

Calculations for Divisions investing in unit investment trusts are on a per unit basis.

Net Rate of Return for a Separate Account Division

The Net Rate of Return for a Division during a Valuation Period is the Experience Factor for that Valuation Period minus one.

Interest Credited to a Fixed Allocation

A Fixed Allocation will be credited with the Guaranteed Interest Rate for the Guarantee Period in effect on the date the premium or reallocation is applied. Once applied, such rate will be guaranteed until that Fixed Allocation's Maturity Date. Interest will be credited daily at a rate to yield the declared annual Guaranteed Interest Rate. We periodically declare Guaranteed Interest Rates for then available Guarantee Periods. No Guaranteed Interest Rate will be less than the Minimum Guaranteed Interest Rate shown in the Schedule.

CHARGES DEDUCTED FROM ACCUMULATION VALUE ON EACH CONTRACT PROCESSING DATE

All charges and fees are shown in the Schedule.

Charge Deduction Division Option

We will deduct all charges against the Accumulation Value from the Charge Deduction Division if you elected this option (see the Schedule). If you did not elect this option or if the charges are greater than the amount in the Charge Deduction Division, the charges against the Accumulation Value will be deducted as follows:

     (1) If these charges are less than the Accumulation Value in the Divisions, they will be deducted proportionately from all Divisions.

     (2) If these charges exceed the Accumulation Value in the Divisions, any excess over such value will be deducted from the Fixed Account.

Any charges deducted from the Fixed Account will be taken from Fixed Allocations starting with the Guarantee Period nearest its Maturity Date until such charges have been paid.

At any time while this Contract is in effect, you may change your election of this option. To do this you must send a written request to our Variable Products Customer Service Center. Any change will take effect within seven days of the date we receive your request.

FG-IA-1000-12/95                       10

--------------------------------------------------------------------------------
                             YOUR CONTRACT BENEFITS
--------------------------------------------------------------------------------

While this Contract is in effect, there are important rights and benefits that are available to you. We discuss these rights and benefits in this section.

CASH VALUE BENEFIT

Cash Surrender Value

The Cash Surrender Value before the Annuity Commencement Date, is determined as follows:

     (1)  We take the Contract's Accumulation Value

     (2)  We adjust for any applicable Market Value Adjustment;

     (3)  We deduct any Surrender Charges;

     (4) We deduct any charges shown in the Schedule that have been incurred but not yet deducted, including:

          (a)  any first-year administrative fee that has not yet been deducted;

          (b) any quarterly administrative fee to be deducted on the next Contract Processing Date;

          (c)  the pro rata part of any charges for Optional Benefit Riders; and

          (d)  any applicable premiums or similar tax.

Canceling to Receive the Cash Surrender Value

At any time before the Annuity Commencement Date, you may surrender this Contract to us. To do this, you must return this Contract with a signed request for cancellation to our Variable Products Customer Service Center.

The Cash Surrender Value will vary daily. We will determine the Cash Surrender Value as of the date we receive the Contract and your signed request in our Variable Products Customer Service Center. All benefits under this Contract will then end.

We will usually pay the Cash Surrender Value within seven days; but, we may delay payment as described in the Payments We May Defer provision.

PARTIAL WITHDRAWAL OPTION

After the first Contract Anniversary, you may make Partial Withdrawal once in each Contract Year, without incurring a Partial Withdrawal Charge. Any additional Partial Withdrawals in a Contract Year are subject to a Partial Withdrawal Charge. The minimum amount that may be withdrawn is shown in the Schedule. The maximum amount that may be withdrawn is shown in the Schedule. Any withdrawal you make will not be treated as premium only for the purposes of calculating the Surrender Charge. To take a Partial Withdrawal, you must provide us with satisfactory notice at our Variable Products Customer Service Center.

FG-IA-1000-12/95                       11

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--------------------------------------------------------------------------------
                             DEATH BENEFIT PROCEEDS
--------------------------------------------------------------------------------

PROCEEDS PAYABLE TO THE BENEFICIARY

       Prior to the Annuity Commencement Date

       If the sole Owner dies prior to the Annuity Commencement Date, we will pay the Beneficiary the death benefit. If there are joint Owners and any Owner dies, we will pay the surviving Owners the death benefit. We will pay the amount on receipt of due proof of the Owner's death at our Variable Products Customer Service Center. Such amount may be received in a single lump sum or applied to any of the Annuity Options (see Choosing an Income Plan). When the Owner (or all Owners where there are joint Owners) is not an individual, the death benefit will become payable on the death of the Annuitant prior to the Annuity Commencement Date (unless a Contingent Annuitant survived the Annuitant). Only one death benefit is payable under this Contract. In all events, distributions under the Contract must be made as required by applicable law.

       How to Claim Payments to Beneficiary

       We must receive proof of the Owner's (or Annuitant's) death before we will make any payments to the Beneficiary. We will calculate the death benefit as of the date we receive due proof of death. The Beneficiary should contact our Variable Products Customer Service Center for instructions.

       Guaranteed Death Benefit

       On the Contract Date, the Guaranteed Death Benefit is equal to the premium paid. On subsequent Valuation Dates, the Guaranteed Death Benefit is calculated as shown in the Schedule. A Change of Owner will affect the Guaranteed Death Benefit as shown in the Schedule.

FG-IA-1000-12/95                       12

--------------------------------------------------------------------------------
                             CHOOSING AN INCOME PLAN
--------------------------------------------------------------------------------

ANNUITY BENEFITS

    If the Annuitant and Owner are living on the Annuity Commencement Date, we will begin making payments to the Owner. We will make these payments under the Annuity Option (or Options) as chosen in the application or as subsequently selected. You may choose or change an Option 2 by making a written request at least 30 days prior to the Annuity Commencement Date. Unless you have chosen otherwise, Annual Ratchet on a 10-year period certain basis will become effective. The amount of the payments will be determined by applying the Accumulation Value on the Annuity Commencement Date in accordance with the Annuity Options section below (See Payments We May Defer). See the Schedule for certain restrictions which may apply. Before we pay any Annuity Benefits, we require the return of this Contract. If this Contract has been lost, we require the applicable lost Contract form.

ANNUITY COMMENCEMENT DATE SELECTION

    You select the Annuity Commencement Date. You may select any date following the fifth Contract Anniversary but before the required date of Annuity Commencement as shown in the Schedule. If you do not select a date, the Annuity Commencement Date will be in the month following the required date of Annuity Commencement.

FREQUENCY SELECTION

    You choose the frequency of the Annuity Payments. They may be monthly, quarterly, semi-annually, or annually. If we do not receive written notice from you, the payments will be made monthly.

THE INCOME PLAN

    While this Contract is in effect and before the Annuity Commencement Date, you may choose one or more Annuity Options to which death benefit proceeds may be applied. If, at the time of the Owner's death, no Option has been chosen for paying the death benefit proceeds, the Beneficiary may choose an Option within one year. You may also elect an Annuity Option on surrender of the Contract for its Cash Surrender Value. For each Option we will issue a separate written agreement putting the Option into effect.

    Our approval is needed for any Option where:

     (1) the person named to receive payment is other than the Owner or Beneficiary; or

     (2)  the person named is not a natural person, such as a corporation; or

     (3) Any income payment would be less than the minimum annuity income payment shown in the Schedule.

THE ANNUITY OPTIONS

    There are four Options to choose from.  They are:

    Option 1.  Income for a Fixed Period

    Payment is made in equal installments for a fixed number of years. We guarantee each monthly payment will be at least the Income For Fixed Period amount shown in the Schedule. Values for annual, semiannual or quarterly payments are available on request.

    Option 2.  Income for Life

    Payment is made to the person named in equal monthly installments and guaranteed for at least a period certain. The period certain can be 10 or 20 years. Other periods certain are available on request. A refund certain may be chosen instead. Under this arrangement, income is guaranteed until payments equal the amount applied. If the person named lives beyond the guaranteed period, payments continue until his or her death.

    We guarantee each payment will be at least the amount shown in the Schedule. By age, we mean the named person's age on his or her last birthday before the Option's effective date. Amounts for ages not shown are available on request.

FG-IA-1000-12/95                       13

--------------------------------------------------------------------------------

    Option 3.  Joint Life Income

    This Option is available if there are two persons named to receive payments. At least one of the persons named must be either the Owner or Beneficiary of this Contract. Monthly payments are guaranteed and are made as long as at least one of the named persons is living. The monthly payment amounts are available upon request. Such amounts are guaranteed and will be calculated on the same basis as the Table for Income for Life, however, the amounts will be based on two lives.

    Option 4.  Annuity Plan

    An amount can be used to buy any single premium annuity we offer for the Option's effective date.

    The current annuity payment rates available when the value of the Contract is applied to an income plan will be no less than single premium immediate annuity rates of the same rating class we then offer.

    Guaranteed annuity rates for Option 2 and 3 are based on the 1983 Individual Mortality Table and an interest rate of three and one-half percent per year. Payments were assumed to be made monthly. The interest rate assumed for Option 1 is three percent.

PAYMENT WHEN NAMED PERSON DIES

    When the person named to receive payment dies, we will pay any amounts still due as provided by the Option agreement. The amounts still due are determined as follows:

     (1) For Option 1 or for any remaining guaranteed payments in Option 2, payments will be continued. Under Options 1 and 2, the discounted values of the remaining guaranteed payments may be paid in a single sum. This means we deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early. The discount interest rate is 3.00% for Option 1 and 3.50% for Option
          2. We will, however, base the discount interest rate on the interest rate used to calculate the payments for Options 1 and 2 if such payments were not based on the Tables in this Contract.

     (2) For Option 3, no amounts are payable after both named persons have died.

     (3)  For Option 4, the annuity agreement will state the amount due, if any.



FG-IA-1000-12/95                       14

--------------------------------------------------------------------------------
                           OTHER IMPORTANT INFORMATION
--------------------------------------------------------------------------------

SENDING NOTICE TO US

    Whenever written notice is required, send it to our Variable Products Customer Service Center. The address of our Variable Products Customer Service Center is shown on the cover page. Please include your Contract number in all correspondence.

REPORTS TO OWNER

    We will send you a report, at least once in each Contract quarter, within 31 days of each calendar quarter showing the Accumulation Value, the Cash Surrender Value and the Death Benefit of your Contract as of the end of the Contract Processing Period. The report will also show the allocation of the Accumulation Value as of such date and the amounts deducted from or added to the Accumulation Value since the last report. The report will also include any other information that may be currently required by the insurance supervisory official of the jurisdiction in which this Contract is delivered.

    We will also send you copies of any shareholder reports of the portfolios in which the Divisions of the Separate Accounts invest, as well as any other reports, notices or documents required by law to be furnished to Contractowners.

ASSIGNMENT - USING THIS CONTRACT AS COLLATERAL SECURITY

    You can assign this Contract as collateral security for a loan or other obligation. This does not change the ownership. Your rights and any Beneficiary's right are subject to the terms of the assignment. To make or release an assignment, we must receive written notice satisfactory to us at our Variable Products Customer Service Center. We are not responsible for the validity of any assignment.

CHANGING THIS CONTRACT

    This Contract or any additional Benefit Riders may be changed to another Annuity Plan according to our rules at the time of the change.

CONTRACT CHANGES - APPLICABLE TAX LAW

    We reserve the right to make changes in this Contract, and its Riders to the extent we deem it necessary to continue to qualify this Contract as an annuity. Any such changes will apply uniformly to all Contracts that are affected. You will be given advance written notice of such changes.

MISSTATEMENT OF AGE OR SEX

    If an age or sex has been misstated, the amounts payable or benefits provided by this Contract shall be those that the premium payment made would have bought at the correct age or sex.

NON-PARTICIPATING

    This Contract does not participate in the divisible surplus of ReliaStar Life Insurance Company of New York.

FG-IA-1000-12/95                       15

--------------------------------------------------------------------------------
                     OTHER IMPORTANT INFORMATION (continued)
--------------------------------------------------------------------------------

PAYMENTS WE MAY DEFER

     We may not be able to determine the value of the assets of the Divisions because:

     (1)  The NYSE is closed for trading;

     (2)  The SEC determines that a state of emergency exists; or

     (3) An order or pronouncement of the SEC permits a delay for the protection of Contractowners.

     (4) The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

     During such times, as to amounts allocated to the Divisions, we may delay;

     (1)  Determination and payment of the Cash Surrender Value;

     (2) Determination and payment of any death benefit if death occurs before the Annuity Commencement Date;

     (3)  Allocation changes of the Accumulation Value; or,

     (4)  Application of the Accumulation Value under an income plan.

     We reserve the right to delay payment of amounts allocated to the Fixed Account for up to six months.

AUTHORITY TO MAKE AGREEMENTS

     All agreements made by us must be signed by one of our officers. No other person, including an insurance agent or broker, can:

     (1)  Change any of this Contract's terms;

     (2)  Extend the time for premium payments; or

     (3)  Make any agreement binding on us.

REQUIRED NOTE ON OUR COMPUTATIONS

    We have filed a detailed statement of our computations with the insurance supervisory official in the appropriate jurisdictions. The values are not less than those required by the law of that state or jurisdiction. Any benefit provided by an attached Optional Benefit Rider will not increase these values unless otherwise stated in that Rider.

FG-IA-1000-12/95                       16

DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACT - NO DIVIDENDS
--------------------------------------------------------------------------------

     Variable Cash Surrender Values while the Owner is living and prior to the Annuity Commencement Date. Death benefit subject to guaranteed minimum. Additional premium payment option. Partial Withdrawal Option. Non-participating. Investment results reflected in values.

FG-IA-1000-12/95

                                  THE SCHEDULE
                       PAYMENT AND INVESTMENT INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Annuitant's Issue Age    Annuitant's Sex             Owner's Issue Age
  61                       MALE                        61
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Contract Date            Issue Date                  Residence State
  DECEMBER 18, 2000        SEPTEMBER 30, 2001          NEW YORK
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R
--------------------------------------------------------------------------------

INITIAL INVESTMENT

Initial Premium Payment received:                    $10,000.00

Your initial Accumulation Value has been invested as follows:

                                                  Percentage of
                  Divisions                     Accumulation Value
                  ---------                     ------------------
              Cap. Appreciation                        5.00
           Fixed Allocation 1 Year                     70.00
                    Growth                             5.00
             Managed Global Ser.                       5.00
                Mid-Cap Growth                         5.00
                  Small Cap                            5.00
               Strategic Equity                        5.00
         --------------------------       ------------------------------
                    Total                              100%
                    =====                              ====


FG-IA-1000-12/95 NQ DB3                3A1

                                  THE SCHEDULE
                       PAYMENT AND INVESTMENT INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Annuitant's Issue Age    Annuitant's Sex             Owner's Issue Age
  61                       MALE                        61
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Contract Date            Issue Date                  Residence State
  DECEMBER 18, 2000        SEPTEMBER 30, 2001          NEW YORK
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R
--------------------------------------------------------------------------------

Additional Premium Payment Information

We will accept additional premium payments until either the Annuitant or the Owner reaches the Attained Age of 85. The minimum additional payment which may be made is $500.00

Accumulation Value Allocation Rules

The maximum number of Divisions in which you may be invested at any one time is sixteen. You are currently allowed unlimited allocation changes per Contract Year without charge. We reserve the right to impose a charge as shown in the Charges section of the Schedule for any allocation change in excess of twelve per Contract Year. We also reserve the right to limit, upon notice, the maximum number of allocation changes you may make within a Contract Year.

FG-IA-1000-12/95 NQ DB3               3A1 (CONT'D)

                                  THE SCHEDULE
                              THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R
--------------------------------------------------------------------------------

Separate Account B (the "Account") is a unit investment trust Separate Account, organized in and governed by the laws of the State of New York, our state of domicile. The Account is divided into Divisions. Each Division listed below invests in shares of the mutual fund portfolio (the "Series") designated. Each portfolio is a part of The GCG Trust (the "Trust") managed by Directed Services, Inc.


SERIES                       SERIES                  SERIES                    SERIES
------                       ------                  ------                    ------
All Cap                      Small Cap               Hard Assets               Liquid Asset
Investors                    Mid-Cap Growth          Limited Maturity Bond     Strategic Equity
Equity Income                Capital Growth          Capital Appreciation      Managed Global
Fully Managed                Large Cap Value         Rising Dividends          Research
Value Equity                 Real Estate             Total Return              Growth
Asset Allocation Growth      Special Situations      Core Bond                 Developing World
Diversified Mid-Cap          Internet Tollkeeper                               Growth and Income

    The Division listed below invests in shares of the mutual fund portfolio (the Portfolio) designated. The portfolio is a part of Pilgrim Variable Insurance Trust managed by ING Pilgrim Investments LLC.

                         PORTFOLIO
                         ---------
                         Pilgrim Worldwide Growth

    The Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. The portfolios are a part of the Prudential Series Fund, Inc. managed by Jennison Associates LLC.

                         PORTFOLIO
                         ---------
                         Prudential Jennison
                         SP Jennison International Growth

    The Division listed below invests in shares of the mutual fund portfolios (the "Portfolios") designated. The portfolios are a part of the PIMCO Trust managed by Pacific Investment Management Company.

                         PORTFOLIO
                         ---------
                         PIMCO High Yield Bond
                         PIMCO StocksPLUS Growth & Income

     NOTE: PLEASE REFER TO THE PROSPECTUS FOR THE CONTRACT AND THE TRUSTS FOR
           MORE DETAILS


FG-IA-1000-12/95                       3B

                       THIS PAGE INTENTIONALLY LEFT BLANK
                       ----------------------------------


FG-IA-1000-12/95

                                  THE SCHEDULE
                   THE VARIABLE SEPARATE ACCOUNTS (CONTINUED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R
--------------------------------------------------------------------------------

DIVISIONS INVESTING IN SHARES OF A MUTUAL FUND (CONTINUED)
    The division listed below invests in shares of the mutual fund portfolios (the "Portfolios") designated. The portfolios are a part of the Pilgrim Variable Products Trust managed by ING Pilgrim Investments LLC.

                         PORTFOLIO
                         ---------
                         Pilgrim VP Growth Opportunities
                         Pilgrim VP MagnaCap
                         Pilgrim VP Small Cap Opportunities

    The Division listed below invests in shares of the mutual fund portfolios (the "Portfolios") designated. The portfolios are a part of the ProFunds managed by ProFund Advisors LLC.

                         PORTFOLIO
                         ---------
                         ProFund VP Bull
                         ProFund VP Europe 30
                         ProFund VP Small-Cap

     NOTE: PLEASE REFER TO THE PROSPECTUS FOR THE CONTRACT AND THE TRUSTS FOR
           MORE DETAILS



FG-IA-1000-12/95                     3B (CONT'D)

                                  THE SCHEDULE
                                CERTIFICATE FACTS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R
--------------------------------------------------------------------------------

CONTRACT FACTS

Contract Processing Date

The Contract Processing Date for your Contract is December 18 of each year.

Specially Designated Division

When a distribution is made from an investment portfolio underlying a Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the Money Market Portfolio unless you specify otherwise.

PARTIAL WITHDRAWALS

The maximum amount that can be withdrawn in a Contract Year without being considered an Excess Partial Withdrawal is 15% of the Accumulation Value as of the date of the withdrawal. We will collect a Surrender Charge for Excess Partial Withdrawals and a charge for any unrecovered premium taxes. In no event may a Partial Withdrawal be greater than 90% of the Cash Surrender Value.

Conventional Partial Withdrawals

   Minimum Withdrawal Amount:        $1,000

Any Conventional Partial Withdrawal from a Fixed Allocation is subject to a Market Value Adjustment unless taken from a Fixed Allocation within thirty days prior to the Maturity Date of such Fixed Allocation.

Systematic Partial Withdrawals

Systematic Partial Withdrawals may be elected to commence after 28 days from the Contract Issue Date and may be taken on a monthly or quarterly basis. You select the day withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Contract Date will be used.

   Minimum Withdrawal Amount:        $100.00

   Maximum Withdrawal Amount:

      Separate Account Divisions:    1.25% monthly or 3.75% quarterly of
                                     Accumulation Value.

      Fixed Allocations:             Interest earned on a Fixed Allocation in
                                     prior month (for monthly withdrawals) or prior quarter (for quarterly withdrawals).

A Systematic Partial Withdrawal from a Fixed Allocation is not subject to Market Value Adjustments

FG-IA-1000-12/95 NQ DB3                3C1

                                  THE SCHEDULE
                          CERTIFICATE FACTS (continued)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R
--------------------------------------------------------------------------------

Death Benefit

The Death Benefit is the greater of (i) the Cash Surrender Value, (ii) the Accumulation Value, and (iii) the sum of premiums paid, less any Partial Withdrawals.

Guaranteed Death Benefit

On the Contract Date, the Guaranteed Death Benefit is the Initial Premium. On subsequent Valuation Dates, the Guaranteed Death Benefit is calculated as follows:

Standard:
---------
     (4)  Start with the Guaranteed Death Benefit from the prior Valuation Date;
     (5) Add any additional premiums paid during the current Valuation Period to (1);
     (6) Subtract any Partial Withdrawal made during the current Valuation Period from (2).

Change of Owner

When the ownership changes, the new Owner's age at the time of the change will be used as the basis for the death benefit. The new Owner's death will determine when a death benefit is payable.

The Guaranteed Death Benefit Option after the change of Contractowner will remain the same as before the change.

FG-IA-1000-12/95 NQ DB3                3C2

                                  THE SCHEDULE
                          CERTIFICATE FACTS (continued)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R
--------------------------------------------------------------------------------

CHOOSING AN INCOME PLAN

Required Date of Annuity Commencement

Distributions from a Contract funding a qualified plan must commence no later than April 1st of the calendar year following the calendar year in which the Owner attains age 70 1/2.

The Annuity Commencement Date is required to be the same date as the Contract Processing Date in the month following the Annuitant's 90th birthday. If, on the Annuity Commencement Date, a Surrender Charge remains, your elected Annuity Option must include a period certain of at least five years duration. In applying the Accumulation Value, we may first collect any Premium Taxes due us.

Minimum Annuity Income Payment

The minimum monthly annuity income payment that we will make is $20.

FIXED ACCOUNT

Minimum Fixed Allocation

The minimum allocation to the Fixed Account in any one Fixed Allocation is $250.00.

Guaranteed Minimum Interest Rate - 3%.

Guarantee Periods

We currently offer Guarantee Periods of 1, 3, 5, 7 and 10 years.

We reserve the right to offer Guarantee Periods of durations other than those available on the Contract Date.

We also reserve the right to cease offering a particular Guarantee Periods.

Index Rate

The Index Rate is the average of the Ask Yields for the U.S. Treasury Strips as reported by a national quoting service for the applicable maturity. The average is based on the period from the 22nd day of the calendar month two months prior to the calendar month of Index Rate determination to the 21st day of the calendar month immediately prior to the month of determination. The applicable maturity date for these U.S. Treasury Strips is on or next following the last day of the Guarantee Period. If these Ask Yields are no longer available, the Index Rate will be determined using a suitable replacement method. Such substitute Index Rate will have the prior approval of the New York Insurance Department Superintendent.

We currently set the Index Rate once each calendar month. However, we reserve the right to set the Index Rate more frequently than monthly, but in no event will such Index Rate be based on a period of less than 28 days

FG-IA-1000-12/95 NQ DB3                3C3

                                  THE SCHEDULE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R
--------------------------------------------------------------------------------

Charge Deduction Division

All charges against the Accumulation Value in this Contract will be deducted from the Liquid Asset Division.

Deductions from Premiums - None

Deductions from Accumulation Value

Administrative Charge - We charge $30 to cover a portion of our ongoing
---------------------
administrative expenses for each Contract Processing Period. The charge is incurred at the beginning of the Contract Processing Period and deducted on the Contract Processing Date at the end of the period. At the time of deduction, this charge will be waived if: (3) The Accumulation Value is at least $100,000; or (4) The sum of premiums paid to date is at least $100,000.

Excess Allocation Charge - Currently none, however, we reserve the right to
------------------------
charge $25 for each allocation in excess of twelve per Contract Year. Any charge will be deducted from the Divisions and Fixed Allocations from which each such allocation is made in proportion to the amount being transferred from each such Division and Fixed Allocation.

Surrender Charge - A Surrender Charge is imposed as a percentage of premium if
----------------
the Contract is surrendered or an Excess Partial Withdrawal is taken. The percentage imposed at time of surrender or Excess Partial Withdrawal depends on the number of complete years that have elapsed since a premium payment was made. The Surrender Charge expressed as a percentage of each premium payment is as follows:

          Complete Years Elapsed                     Surrender
          Since Premium Payment                       Charges
          ----------------------                     ---------
                     0                                  7%
                     1                                  6%
                     2                                  5%
                     3                                  4%
                     4                                  3%
                     5                                  2%
                     6                                  1%
                    7+                                  0%


For the purpose of calculating the Surrender Charge for an Excess Partial Withdrawal; a) we treat premiums as being withdrawn on a first-in, first-out basis; and b) amounts withdrawn which are not considered an Excess Partial Withdrawal are not considered a withdrawal of any premium payments.

FG-IA-1000-12/95 NQ DB3                3D1

                                  THE SCHEDULE
                                CHARGES AND FEES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R
--------------------------------------------------------------------------------

Premium Taxes - We deduct from the Accumulation Value the amount of any premium
-------------
or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

We reserve the right to defer collection of Premium Taxes until surrender or until application of Accumulation Value to an Annuity Option. An Excess Partial Withdrawal will result in the deduction of any Premium Tax then due us on such amount. We reserve the right to change the amount we charge for Premium Tax charges on future premium payments to conform with changes in the law or if the Owner changes state of residence.

Deductions from the Divisions

Mortality and Expense Risk Charge - We deduct 0.003030% of the assets in the
---------------------------------
Separate Account Division on a daily basis (equivalent to an annual rate of 1.10) for mortality and expense risks. This charge is not deducted from the Fixed Account values.

Asset-Based Administrative Charge - We deduct 0.000411% of the assets in each
---------------------------------
Separate Account Division on a daily basis (equivalent to an annual rate of 0.15%) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the Fixed Account.

FG-IA-1000-12/95 NQ DB3                3D2

                                  THE SCHEDULE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R
--------------------------------------------------------------------------------

Values for other payment periods, ages, or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.

                                          TABLE FOR INCOME FOR A FIXED PERIOD

Fixed Period   Monthly   Fixed Period  Monthly  Fixed Period  Monthly
  of Years      Income     of Years     Income    of Years     Income
-------------  --------  ------------  -------  ------------  -------
                              11        $8.88        21        $5.33
     2         $42.96         12         8.26        22         5.16
     3          29.06         13         7.73        23         5.00
     4          22.12         14         7.28        24         4.85
     5          17.95         15         6.89        25         4.72
     6          15.18         16         6.54        26         4.60
     7          13.20         17         6.24        27         4.49
     8          11.71         18         5.98        28         4.38
     9          10.56         19         5.74        29         4.28
    10           9.64         20         5.53        30         4.19




                            TABLE FOR INCOME FOR LIFE

                  Male/Female         Male/Female        Male/Female
  Age         10 Years Certain     20 Years Certain    Refund Certain
-------       ----------------    -----------------    --------------

50                $4.53/4.19       $4.38/4.13           $4.40/4.12
55                 4.93/4.52        4.68/4.40            4.74/4.42
60                 5.45/4.96        4.99/4.72            5.16/4.79
65                 6.11/5.52        5.30/5.07            5.75/5.29
70                 6.91/6.26        5.54/5.40            6.52/5.97
75                 7.79/7.18        5.68/5.62            7.33/6.74
80                 8.61/8.18        5.75/5.73            8.61/7.90
85 & Over          9.24/9.01        5.77/5.76           10.43/9.50


FG-IA-1000-12/95 NQ DB3                3E

                                  THE SCHEDULE
                       PAYMENT AND INVESTMENT INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Annuitant's Issue Age    Annuitant's Sex             Owner's Issue Age
  61                       MALE                        61
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Contract Date            Issue Date                  Residence State
  DECEMBER 18, 2000        SEPTEMBER 30, 2001          NEW YORK
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R (Q)
--------------------------------------------------------------------------------

INITIAL INVESTMENT

Initial Premium Payment received:                    $10,000.00

Your initial Accumulation Value has been invested as follows:

                                                Percentage of
                 Divisions                    Accumulation Value
                 ---------                    ------------------
             Cap. Appreciation                       5.00
          Fixed Allocation 1 Year                    70.00
                   Growth                            5.00
            Managed Global Ser.                      5.00
               Mid-Cap Growth                        5.00
                 Small Cap                           5.00
              Strategic Equity                       5.00
       -----------------------------    ------------------------------
                   Total                             100%
                   =====                             ====


FG-IA-1000-12/95 Q DB2                 3A1

                                  THE SCHEDULE
                       PAYMENT AND INVESTMENT INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Annuitant's Issue Age    Annuitant's Sex             Owner's Issue Age
  61                       MALE                        61
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Contract Date            Issue Date                  Residence State
  DECEMBER 18, 2000        SEPTEMBER 30, 2001          NEW YORK
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R (Q)
--------------------------------------------------------------------------------

Additional Premium Payment Information

In no event may you contribute to your IRA for the taxable year in which you attain age 70 1/2 and thereafter (except for rollover contributions). The minimum additional payment which may be made is $250.00.

Accumulation Value Allocation Rules

The maximum number of Divisions in which you may be invested at any one time is sixteen. You are currently allowed unlimited allocation changes per Contract Year without charge. We reserve the right to impose a charge as shown in the Charges section of the Schedule for any allocation change in excess of twelve per Contract Year. We also reserve the right to limit, upon notice, the maximum number of allocation changes you may make within a Contract Year.

FG-IA-1000-12/95 Q DB2                 3A1 (CONT'D)

                                  THE SCHEDULE
                              THE SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R (Q)
--------------------------------------------------------------------------------

DIVISIONS INVESTING IN SHARES OF A MUTUAL FUND

Separate Account B (the "Account") is a unit investment trust Separate Account, organized in and governed by the laws of the State of New York, our state of domicile. The Account is divided into Divisions. Each Division listed below invests in shares of the mutual fund portfolio (the "Series") designated. Each portfolio is a part of The GCG Trust (the "Trust") managed by Directed Services, Inc.

SERIES                       SERIES                  SERIES                    SERIES
------                       ------                  ------                    ------
All Cap                      Small Cap               Hard Assets               Liquid Asset
Investors                    Mid-Cap Growth          Limited Maturity Bond     Strategic Equity
Equity Income                Capital Growth          Capital Appreciation      Managed Global
Fully Managed                Large Cap Value         Rising Dividends          Research
Value Equity                 Real Estate             Total Return              Growth
Asset Allocation Growth      Special Situations      Core Bond                 Developing World
Diversified Mid-Cap          Internet Tollkeeper                               Growth and Income

    The Division listed below invests in shares of the mutual fund portfolio (the Portfolio) designated. The portfolio is a part of Pilgrim Variable Insurance Trust managed by ING Pilgrim Investments LLC.

                         PORTFOLIO
                         ---------
                         Pilgrim Worldwide Growth

    The Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. The portfolios are a part of the Prudential Series Fund, Inc. managed by Jennison Associates LLC.

                         PORTFOLIO
                         ---------
                         Prudential Jennison
                         SP Jennison International Growth

    The Division listed below invests in shares of the mutual fund portfolios (the "Portfolios") designated. The portfolios are a part of the PIMCO Trust managed by Pacific Investment Management Company.

                         PORTFOLIO
                         ---------
                         PIMCO High Yield Bond
                         PIMCO StocksPLUS Growth & Income

     NOTE: PLEASE REFER TO THE PROSPECTUS FOR THE CONTRACT AND THE TRUSTS FOR
           MORE DETAILS


FG-IA-1000-12/95                       3B

                       THIS PAGE INTENTIONALLY LEFT BLANK
                       ----------------------------------


FG-IA-1000-12/95

                                  THE SCHEDULE
                   THE VARIABLE SEPARATE ACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R (Q)
--------------------------------------------------------------------------------

DIVISIONS INVESTING IN SHARES OF A MUTUAL FUND (CONTINUED)
    The division listed below invests in shares of the mutual fund portfolios (the "Portfolios") designated. The portfolios are a part of the Pilgrim Variable Products Trust managed by ING Pilgrim Investments LLC.

                         PORTFOLIO
                         ---------
                         Pilgrim VP Growth Opportunities
                         Pilgrim VP MagnaCap
                         Pilgrim VP Small Cap Opportunities

    The Division listed below invests in shares of the mutual fund portfolios (the "Portfolios") designated. The portfolios are a part of the ProFunds managed by ProFund Advisors LLC.

                         PORTFOLIO
                         ---------
                         ProFund VP Bull
                         ProFund VP Europe 30
                         ProFund VP Small-Cap

     NOTE: PLEASE REFER TO THE PROSPECTUS FOR THE CONTRACT AND THE TRUSTS FOR
           MORE DETAILS



FG-IA-1000-12/95                       3B (CONT'D)

                                  THE SCHEDULE
                                CERTIFICATE FACTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R (Q)
--------------------------------------------------------------------------------

CONTRACT FACTS

Contract Processing Date

The Contract Processing Date for your Contract is December 18 of each year.

Specially Designated Division

When a distribution is made from an investment portfolio underlying a Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the Money Market Portfolio unless you specify otherwise.

PARTIAL WITHDRAWALS

The maximum amount that can be withdrawn in a Contract Year without being considered an Excess Partial Withdrawal is 15% of the Accumulation Value as of the date of the withdrawal. We will collect a Surrender Charge for Excess Partial Withdrawals and a charge for any unrecovered premium taxes. In no event may a Partial Withdrawal be greater than 90% of the Cash Surrender Value.

Conventional Partial Withdrawals

     Minimum Withdrawal Amount:         $1,000

Any Conventional Partial Withdrawal from a Fixed Allocation is subject to a Market Value Adjustment unless taken from a Fixed Allocation within thirty days prior to the Maturity Date of such Fixed Allocation.

Systematic Partial Withdrawals

Systematic Partial Withdrawals may be elected to commence after 28 days from the Contract Issue Date and may be taken on a monthly or quarterly basis. You select the day withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Contract Date will be used.

     Minimum Withdrawal Amount:         $100.00

     Maximum Withdrawal Amount:

         Separate Account Divisions:    1.25% monthly or 3.75% quarterly of
                                        Accumulation Value.

         Fixed Allocations:             Interest earned on a Fixed Allocation
                                        in prior month (for monthly withdrawals) or prior quarter (for quarterly withdrawals).

A Systematic Partial Withdrawal from a Fixed Allocation is not subject to Market Value Adjustments

FG-IA-1000-12/95 Q DB2                 3C1

                                  THE SCHEDULE
                          CERTIFICATE FACTS (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R (Q)
--------------------------------------------------------------------------------

Death Benefit

The Death Benefit is the greatest of (i) the Accumulation Value, (ii) the Guaranteed Death Benefit, (iii) the Cash Surrender Value, and (iv) the sum of premiums paid, less any partial withdrawals.

Guaranteed Death Benefit

On the Contract Date, the Guaranteed Death Benefit is the Initial Premium. On subsequent Valuation Dates, the Guaranteed Death Benefit is calculated as follows:

Annual Ratchet:
---------------
     (1)  Start with the Guaranteed Death Benefit from the prior Valuation Date;
     (2) Add to (1) any additional premium paid since the prior Valuation Date and subtract from (1) any Partial Withdrawals taken since the prior Valuation Date;
     (3) On a Valuation Date which occurs through the Contract Year in which the Owner's Attained Age is 80 and which is also a Contract Anniversary, if the Owner is alive (the Annuitant if the Owner is not an individual), we set the Guaranteed Death Benefit equal to the greater of (2) or the Accumulation Value as of such date. On all other Valuation Dates, the Guaranteed Death Benefit is equal to (2).

Change of Owner

When the ownership changes, the new Owner's age at the time of the change will be used as the basis for the death benefit. The new Owner's death will determine when a death benefit is payable.

If the new Contractowner's age is less than or equal to 79, the Guaranteed Death Benefit Option in effect prior to the change of Contractowner will remain in effect. If the new Contractowner's age is greater than 79, the Guaranteed Death Benefit will be zero and the Death Benefit shall be the greatest of Cash Surrender Value, the Accumulation Value, and the sum of premiums paid, less any Partial Withdrawals.

FG-IA-1000-12/95 Q DB2                 3C2

                                  THE SCHEDULE
                          CERTIFICATE FACTS (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R (Q)
--------------------------------------------------------------------------------

CHOOSING AN INCOME PLAN

Required Date of Annuity Commencement

Distributions from a Contract funding a qualified plan must commence no later than April 1st of the calendar year following the calendar year in which the Owner attains age 70 1/2.

The Annuity Commencement Date is required to be the same date as the Contract Processing Date in the month following the Annuitant's 90th birthday. If, on the Annuity Commencement Date, a Surrender Charge remains, your elected Annuity Option must include a period certain of at least five years duration. In applying the Accumulation Value, we may first collect any Premium Taxes due us.

Minimum Annuity Income Payment

The minimum monthly annuity income payment that we will make is $20.

FIXED ACCOUNT

Minimum Fixed Allocation

The minimum allocation to the Fixed Account in any one Fixed Allocation is $250.00.

Guaranteed Minimum Interest Rate - 3%.

Guarantee Periods

We currently offer Guarantee Periods of 1, 3, 5, 7 and 10 years.

We reserve the right to offer Guarantee Periods of durations other than those available on the Contract Date.

We also reserve the right to cease offering a particular Guarantee Periods.

Index Rate

The Index Rate is the average of the Ask Yields for the U.S. Treasury Strips as reported by a national quoting service for the applicable maturity. The average is based on the period from the 22nd day of the calendar month two months prior to the calendar month of Index Rate determination to the 21st day of the calendar month immediately prior to the month of determination. The applicable maturity date for these U.S. Treasury Strips is on or next following the last day of the Guarantee Period. If these Ask Yields are no longer available, the Index Rate will be determined using a suitable replacement method. Such substitute Index Rate will have the prior approval of the New York Insurance Department Superintendent.

We currently set the Index Rate once each calendar month. However, we reserve the right to set the Index Rate more frequently than monthly, but in no event will such Index Rate be based on a period of less than 28 days

FG-IA-1000-12/95 Q DB2                 3C3

                                  THE SCHEDULE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R (Q)
--------------------------------------------------------------------------------

Charge Deduction Division

All charges against the Accumulation Value in this Contract will be deducted from the Liquid Asset Division.

Deductions from Premiums - None

Deductions from Accumulation Value

Administrative Charge - We charge $30 to cover a portion of our ongoing
---------------------
administrative expenses for each Contract Processing Period. The charge is incurred at the beginning of the Contract Processing Period and deducted on the Contract Processing Date at the end of the period. At the time of deduction, this charge will be waived if: (5) The Accumulation Value is at least $100,000; or (6) The sum of premiums paid to date is at least $100,000.

Excess Allocation Charge - Currently none, however, we reserve the right to
------------------------
charge $25 for each allocation in excess of twelve per Contract Year. Any charge will be deducted from the Divisions and Fixed Allocations from which each such allocation is made in proportion to the amount being transferred from each such Division and Fixed Allocation.

Surrender Charge - A Surrender Charge is imposed as a percentage of premium if
----------------
the Contract is surrendered or an Excess Partial Withdrawal is taken. The percentage imposed at time of surrender or Excess Partial Withdrawal depends on the number of complete years that have elapsed since a premium payment was made. The Surrender Charge expressed as a percentage of each premium payment is as follows:

          Complete Years Elapsed                     Surrender
          Since Premium Payment                       Charges
          ----------------------                      -------
                     0                                  7%
                     1                                  6%
                     2                                  5%
                     3                                  4%
                     4                                  3%
                     5                                  2%
                     6                                  1%
                    7+                                  0%


For the purpose of calculating the Surrender Charge for an Excess Partial Withdrawal; a) we treat premiums as being withdrawn on a first-in, first-out basis; and b) amounts withdrawn which are not considered an Excess Partial Withdrawal are not considered a withdrawal of any premium payments.

FG-IA-1000-12/95 Q DB2                 3D1

                                  THE SCHEDULE
                                CHARGES AND FEES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R (Q)
--------------------------------------------------------------------------------

Premium Taxes - We deduct from the Accumulation Value the amount of any premium
-------------
or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

We reserve the right to defer collection of Premium Taxes until surrender or until application of Accumulation Value to an Annuity Option. An Excess Partial Withdrawal will result in the deduction of any Premium Tax then due us on such amount. We reserve the right to change the amount we charge for Premium Tax charges on future premium payments to conform with changes in the law or if the Owner changes state of residence.

Deductions from the Divisions

Mortality and Expense Risk Charge - We deduct 0.003446% of the assets in the
---------------------------------
Separate Account Division on a daily basis (equivalent to an annual rate of 1.25%) for mortality and expense risks. This charge is not deducted from the Fixed Account values.

Asset-Based Administrative Charge - We deduct 0.000411% of the assets in each
---------------------------------
Separate Account Division on a daily basis (equivalent to an annual rate of 0.15%) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the Fixed Account.

FG-IA-1000-12/95 Q DB2                 3D2

                                  THE SCHEDULE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R (Q)
--------------------------------------------------------------------------------

Values for other payment periods, ages, or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.

                       TABLE FOR INCOME FOR A FIXED PERIOD

Fixed Period     Monthly    Fixed Period    Monthly   Fixed Period   Monthly
  of Years        Income      of Years       Income     of Years      Income

------------    --------    ------------    -------   ------------   --------
                                11          $8.88         21         $5.33
      2         $42.96          12           8.26         22          5.16
      3          29.06          13           7.73         23          5.00
      4          22.12          14           7.28         24          4.85
      5          17.95          15           6.89         25          4.72
      6          15.18          16           6.54         26          4.60
      7          13.20          17           6.24         27          4.49
      8          11.71          18           5.98         28          4.38
      9          10.56          19           5.74         29          4.28
     10           9.64          20           5.53         30          4.19




                            TABLE FOR INCOME FOR LIFE

                  Male/Female         Male/Female         Male/Female
   Age         10 Years Certain     20 Years Certain    Refund Certai
-----------    ----------------     ----------------    -------------
50                $4.53/4.19           $4.38/4.13          $4.40/4.12
55                 4.93/4.52            4.68/4.40           4.74/4.42
60                 5.45/4.96            4.99/4.72           5.16/4.79
65                 6.11/5.52            5.30/5.07           5.75/5.29
70                 6.91/6.26            5.54/5.40           6.52/5.97
75                 7.79/7.18            5.68/5.62           7.33/6.74
80                 8.61/8.18            5.75/5.73           8.61/7.90
85 & Over          9.24/9.01            5.77/5.76          10.43/9.50


FG-IA-1000-12/95 Q DB2                 3E

                                  THE SCHEDULE
                       PAYMENT AND INVESTMENT INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Annuitant's Issue Age    Annuitant's Sex             Owner's Issue Age
  61                       MALE                        61
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Contract Date            Issue Date                  Residence State
  DECEMBER 18, 2000        SEPTEMBER 30, 2001          NEW YORK
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R
--------------------------------------------------------------------------------

INITIAL INVESTMENT

Initial Premium Payment received:                    $10,000.00

Your initial Accumulation Value has been invested as follows:

                                                  Percentage of
               Divisions                        Accumulation Value
               ---------                        ------------------
           Cap. Appreciation                           5.00
        Fixed Allocation 1 Year                        70.00
                 Growth                                5.00
          Managed Global Ser.                          5.00
             Mid-Cap Growth                            5.00
               Small Cap                               5.00
            Strategic Equity                           5.00
        -----------------------                 ------------------
                 Total                                 100%
                 =====                                 ====



FG-IA-1000-12/95 NQ DB2                3A1

                                  THE SCHEDULE
                       PAYMENT AND INVESTMENT INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Annuitant's Issue Age    Annuitant's Sex             Owner's Issue Age
  61                       MALE                        61
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Contract Date            Issue Date                  Residence State
  DECEMBER 18, 2000        SEPTEMBER 30, 2001          NEW YORK
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R
--------------------------------------------------------------------------------

Additional Premium Payment Information

We will accept additional premium payments until either the Annuitant or the Owner reaches the Attained Age of 85. The minimum additional payment which may be made is $500.00

Accumulation Value Allocation Rules

The maximum number of Divisions in which you may be invested at any one time is sixteen. You are currently allowed unlimited allocation changes per Contract Year without charge. We reserve the right to impose a charge as shown in the Charges section of the Schedule for any allocation change in excess of twelve per Contract Year. We also reserve the right to limit, upon notice, the maximum number of allocation changes you may make within a Contract Year.

FG-IA-1000-12/95 NQ DB2                3A1 (CONT'D)

                                  THE SCHEDULE
                              THE SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R
--------------------------------------------------------------------------------

DIVISIONS INVESTING IN SHARES OF A MUTUAL FUND

Separate Account B (the "Account") is a unit investment trust Separate Account, organized in and governed by the laws of the State of New York, our state of domicile. The Account is divided into Divisions. Each Division listed below invests in shares of the mutual fund portfolio (the "Series") designated. Each portfolio is a part of The GCG Trust (the "Trust") managed by Directed Services, Inc.

SERIES                      SERIES                 SERIES                    SERIES
------                      ------                 ------                    ------
All Cap                     Small Cap              Hard Assets               Liquid Asset
Investors                   Mid-Cap Growth         Limited Maturity Bond     Strategic Equity
Equity Income               Capital Growth         Capital Appreciation      Managed Global
Fully Managed               Large Cap Value        Rising Dividends          Research
Value Equity                Real Estate            Total Return              Growth
Asset Allocation Growth     Special Situations     Core Bond                 Developing World
Diversified Mid-Cap         Internet Tollkeeper                              Growth and Income

    The Division listed below invests in shares of the mutual fund portfolio (the Portfolio) designated. The portfolio is a part of Pilgrim Variable Insurance Trust managed by ING Pilgrim Investments LLC.

                         PORTFOLIO
                         ---------
                         Pilgrim Worldwide Growth

    The Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. The portfolios are a part of the Prudential Series Fund, Inc. managed by Jennison Associates LLC.

                         PORTFOLIO
                         ---------
                         Prudential Jennison
                         SP Jennison International Growth

    The Division listed below invests in shares of the mutual fund portfolios (the "Portfolios") designated. The portfolios are a part of the PIMCO Trust managed by Pacific Investment Management Company.

                         PORTFOLIO
                         ---------
                         PIMCO High Yield Bond
                         PIMCO StocksPLUS Growth & Income

     NOTE: PLEASE REFER TO THE PROSPECTUS FOR THE CONTRACT AND THE TRUSTS FOR
           MORE DETAILS


FG-IA-1000-12/95                       3B

                       THIS PAGE INTENTIONALLY LEFT BLANK
                       ----------------------------------


FG-IA-1000-12/95

                                  THE SCHEDULE
                   THE VARIABLE SEPARATE ACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R
--------------------------------------------------------------------------------

DIVISIONS INVESTING IN SHARES OF A MUTUAL FUND (CONTINUED)
    The division listed below invests in shares of the mutual fund portfolios (the "Portfolios") designated. The portfolios are a part of the Pilgrim Variable Products Trust managed by ING Pilgrim Investments LLC.

                         PORTFOLIO
                         ---------
                         Pilgrim VP Growth Opportunities
                         Pilgrim VP MagnaCap
                         Pilgrim VP Small Cap Opportunities

    The Division listed below invests in shares of the mutual fund portfolios (the "Portfolios") designated. The portfolios are a part of the ProFunds managed by ProFund Advisors LLC.

                         PORTFOLIO
                         ---------
                         ProFund VP Bull
                         ProFund VP Europe 30
                         ProFund VP Small-Cap

     NOTE: PLEASE REFER TO THE PROSPECTUS FOR THE CONTRACT AND THE TRUSTS FOR
           MORE DETAILS



FG-IA-1000-12/95                       3B (CONT'D)

                                  THE SCHEDULE
                                CERTIFICATE FACTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R
--------------------------------------------------------------------------------

CONTRACT FACTS

Contract Processing Date

The Contract Processing Date for your Contract is December 18 of each year.

Specially Designated Division

When a distribution is made from an investment portfolio underlying a Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the Money Market Portfolio unless you specify otherwise.

PARTIAL WITHDRAWALS

The maximum amount that can be withdrawn in a Contract Year without being considered an Excess Partial Withdrawal is 15% of the Accumulation Value as of the date of the withdrawal. We will collect a Surrender Charge for Excess Partial Withdrawals and a charge for any unrecovered premium taxes. In no event may a Partial Withdrawal be greater than 90% of the Cash Surrender Value.

Conventional Partial Withdrawals

     Minimum Withdrawal Amount:         $1,000

Any Conventional Partial Withdrawal from a Fixed Allocation is subject to a Market Value Adjustment unless taken from a Fixed Allocation within thirty days prior to the Maturity Date of such Fixed Allocation.

Systematic Partial Withdrawals

Systematic Partial Withdrawals may be elected to commence after 28 days from the Contract Issue Date and may be taken on a monthly or quarterly basis. You select the day withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Contract Date will be used.

     Minimum Withdrawal Amount:         $100.00

     Maximum Withdrawal Amount:

        Separate Account Divisions:     1.25% monthly or 3.75% quarterly of
                                        Accumulation Value.

        Fixed Allocations:              Interest earned on a Fixed Allocation
                                        in prior month (for monthly withdrawals) or prior quarter (for quarterly withdrawals).

A Systematic Partial Withdrawal from a Fixed Allocation is not subject to Market Value Adjustments

FG-IA-1000-12/95 NQ DB2                3C1

                                  THE SCHEDULE
                          CERTIFICATE FACTS (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R
--------------------------------------------------------------------------------

Death Benefit

The Death Benefit is the greatest of (i) the Accumulation Value, (ii) the Guaranteed Death Benefit, (iii) the Cash Surrender Value, and (iv) the sum of premiums paid, less any partial withdrawals.

Guaranteed Death Benefit

On the Contract Date, the Guaranteed Death Benefit is the Initial Premium. On subsequent Valuation Dates, the Guaranteed Death Benefit is calculated as follows:

Annual Ratchet:
---------------
     (4)  Start with the Guaranteed Death Benefit from the prior Valuation Date;
     (5) Add to (1) any additional premium paid since the prior Valuation Date and subtract from (1) any Partial Withdrawals taken since the prior Valuation Date;
     (6) On a Valuation Date which occurs through the Contract Year in which the Owner's Attained Age is 80 and which is also a Contract Anniversary, if the Owner is alive (the Annuitant if the Owner is not an individual), we set the Guaranteed Death Benefit equal to the greater of (2) or the Accumulation Value as of such date. On all other Valuation Dates, the Guaranteed Death Benefit is equal to (2).

Change of Owner

When the ownership changes, the new Owner's age at the time of the change will be used as the basis for the death benefit. The new Owner's death will determine when a death benefit is payable.

If the new Contractowner's age is less than or equal to 79, the Guaranteed Death Benefit Option in effect prior to the change of Contractowner will remain in effect. If the new Contractowner's age is greater than 79, the Guaranteed Death Benefit will be zero and the Death Benefit shall be the greatest of Cash Surrender Value, the Accumulation Value, and the sum of premiums paid, less any Partial Withdrawals.

FG-IA-1000-12/95 NQ DB2                3C2

                                  THE SCHEDULE
                          CERTIFICATE FACTS (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R
--------------------------------------------------------------------------------

CHOOSING AN INCOME PLAN

Required Date of Annuity Commencement

Distributions from a Contract funding a qualified plan must commence no later than April 1st of the calendar year following the calendar year in which the Owner attains age 70 1/2.

The Annuity Commencement Date is required to be the same date as the Contract Processing Date in the month following the Annuitant's 90th birthday. If, on the Annuity Commencement Date, a Surrender Charge remains, your elected Annuity Option must include a period certain of at least five years duration. In applying the Accumulation Value, we may first collect any Premium Taxes due us.

Minimum Annuity Income Payment

The minimum monthly annuity income payment that we will make is $20.

FIXED ACCOUNT

Minimum Fixed Allocation

The minimum allocation to the Fixed Account in any one Fixed Allocation is $250.00.

Guaranteed Minimum Interest Rate - 3%.

Guarantee Periods

We currently offer Guarantee Periods of 1, 3, 5, 7 and 10 years.

We reserve the right to offer Guarantee Periods of durations other than those available on the Contract Date.

We also reserve the right to cease offering a particular Guarantee Periods.

Index Rate

The Index Rate is the average of the Ask Yields for the U.S. Treasury Strips as reported by a national quoting service for the applicable maturity. The average is based on the period from the 22nd day of the calendar month two months prior to the calendar month of Index Rate determination to the 21st day of the calendar month immediately prior to the month of determination. The applicable maturity date for these U.S. Treasury Strips is on or next following the last day of the Guarantee Period. If these Ask Yields are no longer available, the Index Rate will be determined using a suitable replacement method. Such substitute Index Rate will have the prior approval of the New York Insurance Department Superintendent.

We currently set the Index Rate once each calendar month. However, we reserve the right to set the Index Rate more frequently than monthly, but in no event will such Index Rate be based on a period of less than 28 days

FG-IA-1000-12/95 NQ DB2                3C3

                                  THE SCHEDULE
                                CHARGES AND FEES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R
--------------------------------------------------------------------------------

Charge Deduction Division

All charges against the Accumulation Value in this Contract will be deducted from the Liquid Asset Division.

Deductions from Premiums - None

Deductions from Accumulation Value

Administrative Charge - We charge $30 to cover a portion of our ongoing
---------------------
administrative expenses for each Contract Processing Period. The charge is incurred at the beginning of the Contract Processing Period and deducted on the Contract Processing Date at the end of the period. At the time of deduction, this charge will be waived if: (7) The Accumulation Value is at least $100,000; or (8) The sum of premiums paid to date is at least $100,000.

Excess Allocation Charge - Currently none, however, we reserve the right to
------------------------
charge $25 for each allocation in excess of twelve per Contract Year. Any charge will be deducted from the Divisions and Fixed Allocations from which each such allocation is made in proportion to the amount being transferred from each such Division and Fixed Allocation.

Surrender Charge - A Surrender Charge is imposed as a percentage of premium if
----------------
the Contract is surrendered or an Excess Partial Withdrawal is taken. The percentage imposed at time of surrender or Excess Partial Withdrawal depends on the number of complete years that have elapsed since a premium payment was made. The Surrender Charge expressed as a percentage of each premium payment is as follows:

          Complete Years Elapsed                    Surrender
          Since Premium Payment                      Charges
          ----------------------                     -------
                     0                                  7%
                     1                                  6%
                     2                                  5%
                     3                                  4%
                     4                                  3%
                     5                                  2%
                     6                                  1%
                    7+                                  0%


For the purpose of calculating the Surrender Charge for an Excess Partial Withdrawal; a) we treat premiums as being withdrawn on a first-in, first-out basis; and b) amounts withdrawn which are not considered an Excess Partial Withdrawal are not considered a withdrawal of any premium payments.

FG-IA-1000-12/95 NQ DB2                3D1

                                  THE SCHEDULE
                                CHARGES AND FEES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R
--------------------------------------------------------------------------------

Premium Taxes - We deduct from the Accumulation Value the amount of any premium
-------------
or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

We reserve the right to defer collection of Premium Taxes until surrender or until application of Accumulation Value to an Annuity Option. An Excess Partial Withdrawal will result in the deduction of any Premium Tax then due us on such amount. We reserve the right to change the amount we charge for Premium Tax charges on future premium payments to conform with changes in the law or if the Owner changes state of residence.

Deductions from the Divisions

Mortality and Expense Risk Charge - We deduct 0.003446% of the assets in the
---------------------------------
Separate Account Division on a daily basis (equivalent to an annual rate of 1.25%) for mortality and expense risks. This charge is not deducted from the Fixed Account values.

Asset-Based Administrative Charge - We deduct 0.000411% of the assets in each
---------------------------------
Separate Account Division on a daily basis (equivalent to an annual rate of 0.15%) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the Fixed Account.

FG-IA-1000-12/95 NQ DB2                3D2

                                  THE SCHEDULE
                               INCOME PLAN FACTORS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        MARCH 1, 2029
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          I512430-0R
--------------------------------------------------------------------------------

Values for other payment periods, ages, or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.

                       TABLE FOR INCOME FOR A FIXED PERIOD

Fixed Period    Monthly     Fixed Period     Monthly    Fixed Period   Monthly
  of Years      Income       of Years        Income      of Years      Income

------------    -------     ------------     -------    ------------   -------
                                 11           $8.88          21         $5.33
     2          $42.96           12            8.26          22          5.16
     3           29.06           13            7.73          23          5.00
     4           22.12           14            7.28          24          4.85
     5           17.95           15            6.89          25          4.72
     6           15.18           16            6.54          26          4.60
     7           13.20           17            6.24          27          4.49
     8           11.71           18            5.98          28          4.38
     9           10.56           19            5.74          29          4.28
    10            9.64           20            5.53          30          4.19


                            TABLE FOR INCOME FOR LIFE

                      Male/Female          Male/Female          Male/Female
   Age             10 Years Certain      20 Years Certain     Refund Certain
------------      -----------------      -----------------    --------------
50                     $4.53/4.19          $4.38/4.13            $4.40/4.12
55                      4.93/4.52           4.68/4.40             4.74/4.42
60                      5.45/4.96           4.99/4.72             5.16/4.79
65                      6.11/5.52           5.30/5.07             5.75/5.29
70                      6.91/6.26           5.54/5.40             6.52/5.97
75                      7.79/7.18           5.68/5.62             7.33/6.74
80                      8.61/8.18           5.75/5.73             8.61/7.90
85 & Over               9.24/9.01           5.77/5.76            10.43/9.50


FG-IA-1000-12/95 NQ DB2                3E